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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
          Pursuant to Section 13 OR 15(d) of The Securities Act of 1934



                Date of Report (Date of earliest event reported):
                         April 22, 1998 (April 15, 1998)



                                FP BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                   0-17650               33-0018976
----------------------------      -----------            -------------
(State or other jurisdiction      (Commission            (IRS Employer
     of Incorporation)             File Number)        Identification Number)


 613 West Valley Parkway, Escondido, California           92025-4929
 ----------------------------------------------           ----------
      (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (760) 741-3312


                                      None
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

FP Bancorp, Inc. announced earnings for the first quarter of 1998 in the press release included herein as Attachment A, which is attached and incorporated by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FP Bancorp, Inc.
(Registrant)


By  \s\ MICHAEL J. PERDUE
   -------------------------------
        Michael J. Perdue
        Executive Vice President and Chief Operating Officer (Duly authorized officer and principal financial officer)

Dated:  April 22, 1998


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                  Attachment A to Form 8-K Dated April 22, 1998

                                  PRESS RELEASE


Release date:   APRIL 15, 1998

Contact:   HARVEY L. WILLIAMSON
           PRESIDENT/CHIEF EXECUTIVE OFFICER
           FP BANCORP, INC.
           (760) 739-6500

Subject:   FP BANCORP, INC. REPORTS EARNINGS FOR FIRST QUARTER 1998

ESCONDIDO, CA - FP Bancorp, Inc., parent company of First Pacific National Bank, announced significant asset growth and strong earnings for the first quarter of 1998.

Net earnings for the three months ended March 31, 1998 were $1,267,000, a 39% increase over net earnings of $914,000 reported for the first quarter of 1997. Diluted earnings per share were $0.40 for the first quarter of 1998, an increase of 38% over diluted earnings per share of $0.29 for the first quarter of 1997.

FP Bancorp reported significant growth in deposits, loans and total assets during the first quarter of 1998. As of March 31, 1998, deposits were $330.0 million, loans were $234.3 million and total assets were $364.1 million, representing increases of 14%, 4% and 12%, respectively, from the same date in 1997. The Company's capital also increased significantly during the first quarter of 1998 as a result of the conversion of $4,575,000 of subordinated convertible debentures on January 20, 1998.

First Pacific National Bank, the Company's wholly-owned subsidiary, was also named a "Super Premier Performing Bank" by the Findley Reports during the first quarter of 1998. The Findley Reports, a firm that closely monitors bank performance in California and the western United States, based its rating of First Pacific National Bank on the bank's strong performance during 1997.

In late 1997, FP Bancorp announced that it signed a definitive agreement with Zions Bancorporation (Salt Lake City, Utah) under which FP Bancorp will merge with and into Zions, and First Pacific National Bank with and into Grossmont Bank, a subsidiary of Zions, in exchange for common shares of Zions. The merger, which is expected to close during the second quarter of 1998, is subject to the approval of banking regulators and the stockholders of FP Bancorp. Information about Zions Bancorporation can be accessed on the Internet at www.zionsbank.com or www.nasdaq.com, or by contacting Zions directly.


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FP Bancorp's only operating subsidiary, First Pacific National Bank, operates eight branches in the cities of Escondido, San Marcos, Temecula, Rancho Bernardo, Valley Center and Moreno Valley. Investor information about FP Bancorp can be accessed on the Internet at www.fpnb.com, www.nasdaq.com or at www.businesswire.com, or by contacting the Company directly.

The Company's common stock is traded on the Nasdaq National Market System under the symbol FPBN.

Statements made in this press release that state the Company's or management's intentions, beliefs, expectations or predictions of the future are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The Company's actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statement is contained from time to time in the Company's SEC filings, including but not limited to reports on Forms 10-KSB and 10-QSB. Copies of these filings may be obtained by contacting the Company or the SEC, or may be accessed via the Internet at www.nasdaq.co or www.sec.gov.

                                       ###


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FP Bancorp, Inc.
Financial Highlights


                                                Three Months Ended
                                                      March 31,
                                           ------------------------------
For the period                                1998                1997
                                           -----------        -----------
Earnings before taxes                      $ 2,171,000        $ 1,579,000
Income taxes                                   904,000            665,000
                                           -----------        -----------
Net earnings                               $ 1,267,000        $   914,000
                                           -----------        -----------
Avg common stock outstanding                 3,046,000          2,654,000
Basic earnings per share                   $      0.42        $      0.34
Diluted earnings per share                 $      0.40        $      0.29

Provision for loan losses                  $   270,000        $   108,000
Net charge-offs (recoveries)               $   (22,000)       $   174,000
Return on average assets - annualized             1.44%              1.15%
Return on average equity - annualized            16.29%             17.34%




                                                                March 31,
                                                --------------------------------------           Increase         Increase
At End of Period                                    1998                      1997               (Decrease)       (Decrease)
                                                -------------            -------------         -------------        -----
Total assets                                    $ 364,136,000            $ 324,948,000         $  39,188,000        12.06%
Goodwill and other intangibles, net             $   3,826,000            $   4,370,000         $    (544,000)      (12.45%)
Total deposits                                  $ 329,986,000            $ 290,716,000         $  39,270,000        13.51%
Total loans                                     $ 234,271,000            $ 225,262,000         $   9,009,000         4.00%
Allowance for loan losses                       $   2,938,000            $   3,055,000
Allowance/Total loans                                    1.25%                    1.36%
Stockholders' equity                            $  31,894,000            $  21,381,000
Leverage ratio                                           7.74%                    5.40%
Tier 1 risk-based capital ratio                         11.34%                    7.30%
Total risk-based capital ratio                          12.54%                    8.55%
Quarter-end common shares outstanding               3,122,000                2,654,000
Tangible stockholders' equity per share         $        8.99            $        6.41
Nonperforming loans                             $     375,000            $   3,370,000
Other real estate owned                         $   1,346,000            $   1,995,000
Nonperforming assets                            $   1,721,000            $   5,365,000
Nonperforming loans/Total loans                          0.16%                    1.50%
Nonperforming assets/Total assets                        0.47%                    1.65%